Annual Shareholders Meeting APRIL 20, 2017 IOWA CITY, IOWA 4/17/2017 1

4/17/2017 *Non-GAAP; excludes merger related expenses 2 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2012 2013 2014 2015 2016 Net Income $19,472* $28,091* $18,522 $25,118 $18,607 $16,534 $ In Thousands $20,391 $25,118 $23,277*

4/17/2017 # Non-GAAP; excludes goodwill impairment charge; * EPS excludes merger-related costs; $2.19 in 2014, $2.41 in 2015, $1.78 in 2016 3 $2.70* $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 # 2 0 0 9 2 0 1 0 2 0 1 1 2 01 2 2 0 1 3 2 0 1 4 * 2 0 1 5 * 2 0 1 6 * $1.04 $1.47 $1.95 $2.19 $2.32* Basic Earnings Per Share 2000 - 2016 ISB Financial Corp. MOFG $2.03* $1.78* $2.42* $2.20*

4/17/2017 *$39.6 million in deposits combined at the time of sale of the Barron, Rice Lake, and Davenport offices. 4 ($ in thousands) $1,399,733 $1,374,942 $1,408,542 $2,463,521 $2,480,448 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2012 2013 2014 2015 2016 MOFG Total Deposits $2,520,048*

4/17/2017 *$47.2 million in loans combined at the time of sale of the Barron, Rice Lake, and Davenport offices. 5 ($ in thousands) $1,035,284 $1,088,412 $1,132,519 $2,151,942 $2,165,143 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 2012 2013 2014 2015 2016 MOFG Total Loans $2,212,343*

4/17/2017 6 73.96% 79.16% 80.40% 87.35% 87.30% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2012 2013 2014 2015 2016 MOFG Loans to Deposit Ratio

9.22% 9.69% 10.29% 7.51% 7.62% 8.36% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2012 2013 2014 2015 2016 03.31.2017 Tangible Common Equity to Tangible Asset Ratio 4/17/2017 7 MOFG’s Stated Target: 8.00%

4/17/2017 8 10.95% 11.43% 10.61% 14.29% 10.13% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2012 2013 2014 2015 2016 Return on Average Tangible Equity

4/17/2017 9 FACTORS CONTRIBUTING TO REDUCTION IN 2016 NET INCOME 1.35% 1.43% 1.32% 0.95% 1.41% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2012 2013 2014 2015 2016 Nonperforming Assets/Total Loans

4/17/2017 10 FACTORS CONTRIBUTING TO REDUCTION IN 2016 NET INCOME 0.21% 0.11% 0.09% 0.11% 0.26% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 2012 2013 2014 2015 2016 Net Loans Charged Off to Average Loans

4/17/2017 11 FACTORS CONTRIBUTING TO REDUCTION IN 2016 NET INCOME $2,379 $1,350 $1,200 $5,132 $7,983 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2012 2013 2014 2015 2016 Provision for Loan Loses

4/17/2017 12 FACTORS CONTRIBUTING TO REDUCTION IN 2016 NET INCOME $87,806 $84,595 $82,000 $83,000 $84,000 $85,000 $86,000 $87,000 $88,000 $89,000 Non-Interest Expense 2016 Non-Interest Expense 2016 Budget Increased Non-Interest Expenses $4,568 $1,768 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Merger Related Expenses 2016 Merger Related Expenses 2016 Budget Increased Merger Expenses $ in Thousands

4/17/2017 13 MOFG BY REGION Twin Cities (MN) Iowa 2015 2016% + or - 2015 2016% + or - Deposits $706,654 $719,615 +1.83% $1,390,936 $1,435,703 +3.22% Loans $760,356 $823,397 +8.29% $1,134,110 $1,132,789 -0.12% SW Florida Wisconsin 2015 2016% + or - 2015 2016% + or - Deposits $84,890 $93,693 +10.37% $231,722 $232,444 +0.31% Loans $118,442 $130,003 +9.76% $105,555 $94,454 -10.52%

4/17/2017 14 2017 OUTLOOK • Strong Economy • Iowa City, Twin Cities, and SW Florida • Rural Iowa and Wisconsin in Slow Growth / No Growth Stage • Minimize Credit Problems • Deposit and Loan Growth • Continue to Improve Efficiency • Capitalize on the Denver Opportunity

4/17/2017 15 WORK AS ONE TEAM

4/17/2017 16 SERVING OUR COMMUNITIES

4/17/2017 17 DENVER

4/17/2017 18 EMPLOYEE ENGAGEMENT Top Bank Workplace in Iowa in Mid-Sized Category Des Moines Register

4/17/2017 19 OUR OPERATING PRINCIPLES 1. Take good care of our customers 2. Hire and retain excellent employees 3. Always conduct yourself with the utmost integrity 4. Work as one team 5. Learn constantly so we can continually improve

4/17/2017 *Susan Evans announced a phased retirement in July 2016, which will be effective in late 2017. 20 SENIOR MANAGEMENT TEAM Position Banking Experience Years with Company Charles N. Funk President & CEO 38 Years 17 Years Kevin E. Kramer Chief Operating Officer 22 Years First Year Kent L. Jehle EVP, Chief Credit Officer 36 Years 31 Years Katie A. Lorenson SVP, Chief Financial Officer 17 Years 6 Years Susan L. Armbrecht Senior Retail Regional Officer, Twin Cities and Cedar Valley Regional President 42 Years 8 Years James M. Cantrell SVP, Chief Risk Officer 31 Years 8 Years Mitchell W. Cook Senior Regional President, Twin Cities 15 Years 15 Years Susan R. Evans* SVP, Special Projects 41 Years 16 Years Barbara A. Finney SVP, Operations 25 Years 20 Years Sondra J. Harney SVP, Director of Human Resources 38 Years 38 Years John J. Henk SVP, Chief Information Officer 30 Years 11 Years Karin M. Taylor SVP, Chief Risk Officer 27 Years 8 Years Gregory W. Turner SVP, Wealth Management 20 Years 9 Years

4/17/2017 Data provided by SNL Financial. 21 WHY MIDWESTONE? Period Ending Index 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 MidWestOne Financial Group, Inc. 100.00 142.89 193.44 209.65 225.78 285.28 NASDAQ Composite 100.00 117.45 164.57 188.83 201.98 219.89 SNL-Midwestern Banks Index 100.00 120.36 164.78 179.14 181.86 242.99 75 100 125 150 175 200 225 250 275 300 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 In d e x V a lu e Total Return Performance

4/17/2017 # Non-GAAP; excludes goodwill impairment charge; * EPS excludes merger-related costs; $2.19 in 2014, $2.41 in 2015, $1.78 in 2016 22 $2.70* $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 # 2 0 0 9 2 0 1 0 2 0 1 1 2 01 2 2 0 1 3 2 0 1 4 * 2 0 1 5 * 2 0 1 6 * $1.04 $1.47 $1.95 $2.19 $2.32* Basic Earnings Per Share 2000 - 2016 ISB Financial Corp. MOFG $2.03* $1.78* $2.42* $2.20*

4/17/2017 23 PORTFOLIO LENDING TICKS DOWN IN 2016 Source: ABA Real Estate Lending Survey. Chart provided by ABA Banking Journal.

4/17/2017 24 THE MIDWESTONE FOOTPRINT